UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                               September 20, 2004
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-24607              94-3193197
-----------------------------          -------------       -------------------
 (State or other jurisdiction           (Commission         (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)


                   701 Gateway Boulevard, South San Francisco,
                     California 94080 (Address of principal
                     executive offices, including zip code)

                                 (650) 837-2000
                         (Registrant's telephone number,
                              including area code)




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ITEM 8.01. OTHER EVENTS

This Form 8-K is being furnished to report that on September 20, 2004, Actuate issued a press release announcing that it has prevailed on appeal in the case of MicroStrategy, Incorporated v. Li, Xue and Actuate Corporation. A copy of the press release is attached as Exhibit 99.1 hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ACTUATE CORPORATION
                                                    (Registrant)

Date: September 20, 2004
                                                /s/    DANIEL A. GAUDREAU
                                               -------------------------------
                                                Daniel A. Gaudreau
                                                Senior Vice President,
                                                Finance and Administration
                                                and Chief Financial Officer




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                                INDEX TO EXHIBITS


99.1                Press Release dated September 20, 2004.